THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, UNLESS PURSUANT TO REGISTRATION UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM.

FEE ARRANGEMENT AGREEMENT

CHINA BROADBAND CORP.

China Broadband Corp., a Nevada corporation ("Company") is issuing, pursuant to the terms of this agreement ("Agreement"), shares of its common stock ("Shares") to Michael J. Morrison ("Subscriber") in lieu of cash payment for certain professional fees for services previously rendered by the Subscriber.

WHEREAS:

    the Subscriber has provided certain legal services to the Company;
    the Company currently owes the Subscriber professional fees for services rendered in an amount in excess of $21,062.06.
    the Company proposed issuing equity interests in the Company in lieu of cash payment for professional fees, and the Subscriber, having considered the Company's cash needs and other relevant factors regards the proposal as being in the Company's best interest;
    the Subscriber has not advised the Company regarding whether the proposal is in the Company's best interest, although the Subscriber and the Company both believe that the proposal is fair and reasonable for the Company;
    the Company desires to satisfy $21,062.00 of the professional fees it owes to the Subscriber by issuing equity interests in the Company to the Subscriber; and
    the Company currently has 19,474,517 shares of common stock, representing equity ownership interests of the Company (each, a "Share"), issued and outstanding, and the Company desires to issue 42,124 Shares to the Subscriber in lieu of a cash payment in the amount of $21,062.00, or at $0.50 per Share.

NOW, THEREFORE:

In consideration of the representations, warranties, mutual covenants and agreements of the parties contained in this Agreement, the parties agree as follows:

1. FEE ARRANGEMENT

On the terms and subject to the conditions of this Agreement, the Subscriber hereby accepts 42,124 Shares in lieu of cash payment for $21,062.00 of the Company's obligation to the Subscriber for the Subscriber's services previously rendered. The Company will issue 42,124 Shares in satisfaction of $21,062.00 of the Company's obligation to the Subscriber for the Subscriber's services previously rendered.

(a) Simultaneously with the execution of this Agreement, the Subscriber will credit the Company's account in the amount of $21,062.00, which will be applied to payment for the Shares; and

(b) the Subscriber will also complete sign and deliver to the Company:

(i) an accredited investor questionnaire in the form attached hereto as Appendix I.

2. DELIVERY OF SHARES

      Upon the satisfaction of all the conditions set forth in Section 1 of this Agreement, the Company will record the Subscriber's Share ownership in the books and records of the Company to reflect the investment. The Company will cause to be delivered to the Subscriber a certificate representing the Shares purchased, registered in the name of "Michael J. Morrison". The Company and the Subscriber agree to execute and deliver such other documents as may be necessary to complete the issuance of the Shares.

(b) The Company will also complete, sign and deliver to the Subscriber a counterpart of the signature page of the Client Acknowledgment and Consent, attached as Appendix II (the "Client Acknowledgment and Consent").

BY EXECUTING BELOW, THE SUBSCRIBER ACKNOWLEDGES THAT THE COMPANY IS RELYING UPON THE ACCURACY AND COMPLETENESS OF THE REPRESENTATIONS CONTAINED HEREIN IN COMPLYING WITH ITS OBLIGATIONS UNDER APPLICABLE SECURITIES LAWS.

3. THE SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES

The Subscriber makes the following representations and warranties to the Company:

(a) The Subscriber is purchasing the Shares for the Subscriber's own account and for investment purposes only and has no present intention, agreement, or arrangement for the distribution, transfer, assignment, resale, or subdivision thereof. The Subscriber also represents that the entire legal and beneficial interest of the Shares that the Subscriber is purchasing is being purchased for, and will be held for, the Subscriber's account only.

(b) The Subscriber recognizes that investment in the Shares involves substantial risks and has taken full cognizance of and understands all of the risks related to the purchase of the Shares. In making the Subscriber's decision to invest in the Shares, the Subscriber has relied on the information provided by the Company and certain documents and materials delivered by the Company, and on the Subscriber's own independent investigations and/or those of the Subscriber's own professional tax and other advisors. The Subscriber has been given the opportunity to obtain information and to examine all documents relating to the Company, and to ask questions of, and to receive answers from, the officers of the Company concerning the Company, the officers and directors and the terms and conditions of this investment and to obtain any additional information, to the extent the Company possesses such information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All such questions have been answered to the full satisfaction of the Subscriber, and all information and documents, records and books pertaining to this investment, which the Subscriber has requested have been made available to the Subscriber.

(d) The Subscriber believes that he has such knowledge and experience in financial and business matters to evaluating the merits and risks of the prospective investment in the Shares.

(e) The Subscriber is able to (i) hold the Shares for an indefinite period of time, (ii) bear the economic risk of the Subscriber's investment in the Shares, and (iii) withstand a complete loss of such investment.

(f) The Subscriber is aware that the Shares have not been registered under the Securities Act of 1933, as amended ("Securities Act"), or the securities laws of any state, based in part upon representations set forth herein. The Subscriber understands that the Shares subscribed for hereunder may not be offered, sold, transferred, pledged or hypothecated to any person in the absence of registration under the Securities Act or an opinion of counsel satisfactory to the Company that such registration is not required. The Subscriber understands that the Company does not plan, and is under no obligation to provide for, registration of the Shares in the future. Accordingly, any subsequent sale of part or all of the Subscriber's interest in the Shares will be permissible only if an exemption from the applicable registration provisions of federal and state law is available at the time of the proposed disposition. Even if such an exemption is available, the assignability and transfer of the Shares is subject to limitations imposed by this Agreement.

(g) The Subscriber further understands that the following legend will be placed upon all documents evidencing the Shares and that similar notations may be made on the Company records as a means of preventing the disposition of the Shares other than in accordance with this Agreement and applicable law:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE HOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE LIMITED LIABILITY COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

(h) The Subscriber has the power and authority to execute and comply with the terms of this Agreement and the person executing said documents on its behalf has the necessary power to do so.

(i) The Subscriber represents and warrants that it is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act.

4. THE COMPANY'S REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to the Subscriber that, as of the date of this Agreement:

All issued and outstanding Shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The issued and outstanding capital of the Company is as set forth in recital (f) of this Agreement.

    The Company has been notified by the Subscriber that, and the Company has considered whether, it should retain independent counsel, as well as such other advice as may be appropriate, to independently determine that this Agreement is fair and reasonable to the Company. The Company also acknowledges that it has had the opportunity for such consultation and has been aware that such consultation may be desirable.

    The Company acknowledges that it had duly considered the disclosures and considerations stated on the attached Client Acknowledgment and Consent.

    The Company represents that its determination of the value of the Shares to be issued to the Subscriber, on which the Subscriber has relied, is the Company's best judgment of fair market value, based on an amount per Shares that was recently paid or utilized, or is about to be paid or utilized, by certain persons unrelated to the Subscriber regarding transfers of Shares that were intended to be at fair market value.

(e) The Company has the full power and lawful authority to consummate its obligations and transactions contemplated by this Agreement on the terms and conditions set forth in this Agreement, and no permit, consent, approval, authorization or other order of or filing with any other person or entity is required in connection with such authorization, execution, delivery, and consummation; and the execution, delivery and performance by the Company of this Agreement and the transactions contemplated by this Agreement constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with the terms of this Agreement, and will not result in the violation or breach of any term or provision of, or constitute (with or without due notice or lapse of time or both) a default under any agreement or instrument to which the Company is a party or by which the Company is bound. The Shares issued to the Subscriber will be validly issued, fully paid and non-assessable.

(f) The Company is not subject to, or a party to, any agreement, contract, order, judgment or decree or any other restriction of any kind or character, which would prevent consummation of the transactions contemplated by this Agreement.

5. ADDITIONAL AGREEMENTS

The Subscriber agrees that:

(a) the Subscriber will in no event make any disposition, assignment or transfer of all or any portion of the Shares unless and until:

(i) the Subscriber has notified the Company of the proposed disposition, assignment or transfer and has furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed transaction and such transaction has been approved by the Company; and

(ii) such disposition, assignment or transfer will not require registration of the Shares under the Securities Act or the Shares are registered under the Securities Act.

6. MISCELLANEOUS

(a) This Agreement is governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and wholly performed in that jurisdiction.

(b) This Agreement constitutes the entire agreement among the parties hereto with respect to its subject matter and may be amended only by a written document executed by the party to be bound.

(c) This Agreement may be signed in counterparts, any one of which will be deemed to be an original and all of which, when taken together, will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telephone facsimile transmission will be effective as delivery of a manually executed counterpart of this Agreement.

THE SUBSCRIBER REPRESENTS THAT THE INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT IS COMPLETE AND ACCURATE AND COVENANTS THAT THE SUBSCRIBER WILL CONTACT THE COMPANY IMMEDIATELY IF ANY MATERIAL CHANGE IN ANY OF THE INFORMATION OCCURS PRIOR TO THE ACCEPTANCE OF THIS SUBSCRIPTION AGREEMENT.

IN WITNESS WHEREOF, the undersigned has carefully reviewed this Agreement, and has executed this Agreement this 28th day of January, 2002.

Michael J. Morrison hereby irrevocably subscribes to purchase:

42,124 Shares at $0.50 per Share. Total Purchase Price: $21,062.00

/s/ Michael J. Morrison

Michael J. Morrison

_________________________

Social Security Number

220-1495 Ridgeview Drive. Reno Nevada 89509

Address City              State             Zip

775-827-6311

Fax Number

Acceptance

The Company hereby accepts the Subscriber's offer to purchase 42,124 Shares of China Broadband Corp. at $0.50 per Share as of the date indicated below.

Dated: January 28, 2002 CHINA BROADBAND CORP.

/s/ Thomas G. Milne

Thomas G. Milne, Chief Financial Officer

Appendix I

Accredited Investor Questionnaire

ACCREDITED INVESTOR QUESTIONNAIRE

The Subscriber in connection with the acquisition of securities of China Broadband Corp., a Nevada corporation (the Company") pursuant to that certain Fee Arrangement Agreement ("Agreement") dated January 28, 2002, hereby makes the following representations and warranties:

The Subscriber understands that the Company is relying on this information in determining to offer securities to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended ("Act") and applicable state securities laws.

Accredited Investor

The Subscriber represents and warrants that the Subscriber falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE SUBSCRIBER, SATISFY, BY PLACING YOUR INITIALS ON THE APPROPRIATE LINE BELOW.

_____ Category 1. A bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity; or

_____ Category 2. A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Act, whether acting in its individual or fiduciary capacity; or

_____ Category 3. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____ Category 4. An insurance company as defined in Section 2(13) of the Act; or

_____ Category 5. An investment company registered under the Investment Company Act of 1940; or

_____ Category 6. A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

_____ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____ Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

_____ Category 9. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____ Category 10. A private business development company as defined in Section 202(a) (22) or the Investment Advisors Act of 1940; or

_____ Category 11. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

_____ Category 12. A director, executive officer or general partner of the Company; or

_____ Category 13. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; or

MM Category 14. A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ Category 15. A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____ Category 16. An entity in which all of the equity owners are accredited investors.

2. Restricted Securities

The Subscriber acknowledges that the Company has hereby disclosed to the Subscriber in writing:

(a) The securities that the Subscriber is acquiring have not been registered under the Act, or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available; and

(b) The Company will make a notation in its records of the above described restrictions on transfer and of the legend described below.

3. Legend

The Subscriber agrees that all of the securities shall have endorsed thereon a legend to the following effect:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

IN WITNESS WHEREOF, the undersigned has executed this questionnaire as of January 28, 2002.

MICHAEL J. MORRISON

/s/ Michael J. Morrison

(Signature)

Appendix II

Client Acknowledgment and Consent

CLIENT ACKNOWLEDGMENT AND CONSENT

The Company hereby acknowledges and consents as follows, with respect to the engagement described in the attached retainer agreement letter:

1. Michael J. Morrison is not representing or otherwise looking out for the Company's interests regarding the Fee Arrangement Agreement dated January 28, 2002 ("Agreement") and specifically regarding the portion of the Agreement involving payment of Shares for fees.

2. The nature of the Subscriber's conflicting interest in the Agreement includes that the Subscriber is a provider of services, and the Company is a buyer of such services. In addition, the conflict between seller and buyer in a equity-for-fees agreement is such that while the Subscriber believes that the terms of the Agreement are fair and reasonable both to the Company and to the Subscriber, it is always possible that the Subscriber's judgment or the Company's judgment will be incorrect or that their judgments will be affected by their own interests.

3. The reasonably foreseeable risks known to the Subscriber are as follows. There is the possibility that the Shares transferred to the Subscriber have a value, or will appreciate in value, beyond the value of comparable cash payments. The risks to the Company also include the possibility, which is normally not likely to occur, that the Subscriber's status as a shareholder in the Company could create a conflict of interest between the Subscriber and the Company, depending on unknown events in the future. The risks to the Subscriber inherent in the agreement include the possibility that the Company will fail to reach its financial objectives and that the investment will have no value or less value than cash payments would have. The benefits to the Company in the agreement include the possibility that the Company will receive legal services on favorable economic terms and that the Company will be able to devote its cash resources to needs other than legal services. The benefits to the Subscriber include the possibility that the Company will achieve its financial objectives and that the Subscriber's investment will appreciate in value and the possibility that the current value of the stock is higher than the Subscriber or the Company believe it is.

Dated: January 28, 2002

CHINA BROADBAND CORP.

/s/ Thomas G. Milne

Thomas G. Milne, Chief Financial Officer